Exhibit 99.1

STA Consulting Acquisition Analyst and Investor Conference Call February 10, 2011

Forward-Looking Statements This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those risks relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and its subsidiaries including without limitation: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) general political and social conditions such as war, political unrest and terrorism; (9) healthcare and benefit cost management; (10) ability to protect ISG and its subsidiaries’ intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; (13) financial condition of various clients in the financial, automotive and transportation sectors which account for significant portions of ISG’s revenues and may maintain sizable accounts receivables with ISG; and (14) ability to achieve cost reductions and productivity improvements in any future value creation plans. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission. ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Michael P. Connors Chairman & Chief Executive Officer, ISG David E. Berger EVP & Chief Financial Officer, ISG Mitt A. Salvaggio Managing Partner, STA Consulting

A premier independent information technology advisor serving the public sector

STA Consulting: Background Founded in 1997 by Managing Partner Mitt Salvaggio, the firm has senior level consultants experienced in governmental operations, information technology and project management STA Consulting is neither a vendor nor an implementer of ERP hardware or software, allowing the firm to provide an objective and unbiased third-party perspective STA Consulting has grown rapidly since its founding, building relationships and a client base among U.S. state and local governments STA Consulting advises clients on information technology strategic planning and the acquisition and implementation of new Enterprise Resource Planning (ERP) and other enterprise administrative and management systems

STA Consulting: Service Offerings STA Consulting advises clients across the entire ERP implementation process

STA Consulting: Client Overview STA Consulting clients include state governments, counties, cities and local authorities

STA Consulting: Operating Model STA Consulting has grown revenue at double-digit rates despite resource constraints in staffing and new business development While revenue growth is expected temporarily to slow in 2011 due to the planned completion of a large client project, STA Consulting has several avenues of future growth, including: Adding new public sector clients in new geographies Expanding into non-ERP services Developing private sector client opportunities STA Consulting delivers average bill rates of ~$175/hr and high consultant utilization rates in excess of 80% Proven operating model has recorded mid-teens EBITDA margins and superb return on equity Strong FCF due to low DSOs; balance sheet is debt free Strong historical growth rates, attractive operating model and favorable financial characteristics

ISG and STA Consulting: Acquisition Summary Strategically, the acquisition immediately enhances ISG penetration of the public sector vertical, where the firm has witnessed early success and sees future growth Help public sector clients respond to pressure to deliver more cost-efficient and effective services in midst of shrinking revenue base, outdated IT systems, aging workforce Operationally, STA Consulting will remain an independent, go-to-market brand within ISG with its own growth and profit plan STA Consulting will partner with Compass and TPI to expand its commercial business Compass and TPI will partner with STA Consulting to expand their presence in the public sector The combination expands ISG public sector reach and positions STA Consulting in the commercial market via the Compass and TPI client base

ISG and STA: Strategic Rationale STA Consulting brings a track record of successful ERP advisory work in the public sector – an important target vertical for ISG Diversified client base, yet revenues are disproportionately concentrated in the southern U.S., offering significant opportunity to grow outside its core region Strong market position and project management capabilities deliver powerful operating metrics as multi-year engagements provide for revenue high visibility and predictability More than 70% of STA Consulting revenue is from multi-year engagements An excellent cultural fit with ISG: Like Compass, STA Consulting is well known in the advisory space and has partnered with TPI on several engagements, including the states of Georgia and Texas Expanding presence in an important vertical, with ability to leverage expertise across new industries and geographies

ISG and STA Consulting: Operational Rationale Utilizing STA Consulting content and project management methodology, ISG can continue to expand beyond sourcing, delivering expertise in software deployment, change management, implementation and performance management ISG can help STA Consulting accelerate its move into the private sector by leveraging the large commercial client base of Compass and TPI STA Consulting has complementary geographic footprint that improves ISG penetration in the southern U.S. and allows STA Consulting to build relationships outside of its core regional market Cost synergies will be driven by utilizing ISG shared services Although STA Consulting will operate as an independent, go-to-market brand, the combination provides ample opportunity for revenue growth and cost synergies

ISG and STA Consulting: Compelling Valuation While the process was competitive, ISG was the most attractive buyer due to: It approached STA independent of and prior to the process TPI’s strong brand perception as an independent advisor in the market Similar cultural values and ‘fit’ A history of joint engagements Potential operating synergies with STA Consulting Market momentum as evidenced by Compass acquisition The purchase price values STA Consulting at a 40% discount to publicly-traded peers and excluding potential synergies ISG paying $9 million in cash, plus an earn-out over five years of up to $8 million including 250K shares if certain revenue and profit objectives are met ISG is acquiring STA Consulting at about 0.6x revenue and 4.5x EBITDA

ISG and STA Consulting: Financial Model Implications Expect STA Consulting to deliver 2011 revenue of $14-$15 million and adjusted EBITDA of $2 million STA Consulting should be about $0.02-$0.03 accretive to 2011 EPS, including planned investments The transaction is structured to maximize balance sheet flexibility and incent STA Consulting employees in alignment with ISG shareholders STA Consulting should contribute $2 million in adjusted EBITDA and be about $0.02-$0.03 accretive to EPS in 2011

Summary Acquiring premier public sector advisory firm with particular expertise in ERP Well-known and highly regarded, and one with whom we have significant and direct experience Buying it at a compelling valuation Attractive revenue opportunities: Adding new public sector clients in new geographies Expanding into non-ERP services Developing private sector client opportunities Strengthens our project management capabilities Building market momentum and long-term value for shareholders The acquisition of STA Consulting creates a new force in the public sector advisory market, with global reach, scale and immediate access to a blue-chip client base

ISG: Overview and Update of our Acquisition Strategy Two significant acquisitions – Compass and STA Consulting – closed since the beginning of 2011 Renewed interest in strategic discussions across multiple sectors signals a recovering economic environment and positive deal flow Remaining both active and highly selective in seeking opportunities to engage complementary firms with proprietary data or process methodology that are a good cultural fit, well-known, and attractively priced Integration and deal-related costs largely complete by end of 2Q11, positioning ISG for a strong second half Delivering on our initial vision: To be a high-growth, leading provider of fact-based advisory services, including strategy, implementation and management; and market information, including market measurement, analytics and related products and services

STA Consulting: Managing Partner Mitt Salvaggio Founder with more than 25 years of diversified experience in information technology, project management and government services Certified Public Accountant, Certified Government Financial Manager, Certified Information Technology Professional

NASDAQ: III